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                                                                    Exhibit 10.3

                              dotOne Corporation

                            1998 STOCK OPTION PLAN

                                  ARTICLE 1

                              GENERAL PROVISIONS
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     1.1  PURPOSE OF THE PLAN.

          This 1998 Stock Option Plan (the "Plan") is intended to promote the interests of dotOne Corporation, a Utah corporation, (the "Corporation") by providing eligible persons with the opportunity to acquire a proprietary interest or increase-their proprietary interest in the Corporation as an incentive for them to remain in the Service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     1.2  ADMINISTRATION OF THE PLAN

          a. Prior to the Section 12(g) Registration Date, the Plan shall be administered by the Board or a committee of the Board.

          b. Beginning with the Section 12(g) Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible under the Plan may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons.

          c. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also terminate the functions of any Secondary Committee at any time and reassume all powers and authority previously delegated to such committee.

          d. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

          e. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such
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committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

          f. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares, the acceleration of such vesting schedule, the maximum term for which the option is to remain outstanding, whether the option shares shall be subject to rights of repurchase and/or rights of first refusal, and all other terms and conditions of the option grants.

     1.3  ELIGIBILITY

          The following persons shall be eligible to participate in the Plan:

          a.  Employees,

          b. non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          c. consultants and other independent advisors who provide services to the Corporation or any Parent or Subsidiary.

     1.4  STOCK SUBJECT TO THE PLAN

          a. The stock issuable under the Plan shall be shares of authorized but unissued Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed shares, which number of shares may be changed from time to time in accordance with Section 3.4 below.

          b. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation- regrant provisions of Article
2. However, should the Exercise Price be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

          c. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of

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consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options per calendar year, and (iii) the number and/or class of securities and the Exercise Price in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE 2.

                             OPTION GRANT PROGRAM
                             --------------------

     2.1  OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          a.  Exercise Price
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              (1) The Exercise Price shall be fixed by the Plan Administrator.

              (2) The Exercise Price shall become immediately due upon exercise of the option and shall, subject to the provisions of Article 3.1, and the documents evidencing the option, be payable in one or more of the forms specified below:

                  (a) cash or check made payable to the Corporation,

                  (b) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                  (c) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the Purchased Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the Purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the Purchased Shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the Exercise Price for the Purchased Shares must be made on the Exercise Date.

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          b.  Exercise and Term of Options.  Each option shall be exercisable at
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such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the Grant Date.

          c.  Effect of Termination of Service
              --------------------------------

              (1) The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service:

                  (a) Any option outstanding at the time of the Optionee's cessation of Service for any reason except death, Permanent Disability or Misconduct shall remain exercisable for a three (3) month period thereafter, provided no option shall be exercisable after the Expiration Date.

                  (b) Any option outstanding at the time of the Optionee's cessation of Service due to death or Permanent Disability shall remain exercisable for a twelve (12) month period thereafter, provided no option shall be exercisable after the Expiration Date. Subject to the foregoing, any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                  (c) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                  (d) During the applicable post-Service exercise-period, the option may not be exercised in the aggregate for more than the number of shares for which the option is exercisable on the date of the Optionee's cessation of Service; the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is -riot otherwise at that time exercisable. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

              (2) The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                  (a) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the Expiration Date, and/or

                  (b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of shares of Common Stock for which
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such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional shares that would have vested under the option had the Optionee continued in Service.

                  d.  Stockholder Rights. The holder of an option shall have no
                      ------------------
stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the Exercise Price, and become a holder of record of the Purchased Shares.

                  e.  Limited Transferability of Options.  During the lifetime
                      ----------------------------------
of the Optionee, Incentive Options may be exercised only by the Optionee, and shall not be assignable or transferable except by will or the laws of descent and distribution following the Optionee's death. Non-Statutory Options may be assigned or transferred in whole or in part only (i) during the Optionee's lifetime if in connection with the Optionee's estate plan to one or more members of the Optionee's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the Optionee's death. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     2.2  INCENTIVE OPTIONS

          The terms specified below shall apply to all Incentive Options. Except as modified by the provisions of this Section 2.2, all the provisions of this Plan shall apply to Incentive Options. Options specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section 2.2.

          a.  Eligibility.  Incentive Options may only be granted to Employees.
              -----------

          b.  Exercise Price.  The Exercise Price shall not be less than one
              --------------
hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant Date.

          c.  Dollar Limitation.  The aggregate Fair Market Value of the shares
              -----------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied in the order in which such options are granted.

          d.  10% Stockholder .  If an Employee to whom an Incentive Option is
              ---------------
granted is a 10% Stockholder, then the Exercise Price shall not be less than one hundred ten percent (110 %) of

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the Fair Market Value per share of Common Stock on the Grant Date, and the option term shall not exceed five (5) years measured from the Grant Date.

     2.3  CORPORATE TRANSACTION/CHANGE IN CONTROL

          a. In the event of any Corporate Transaction, the Board of Directors shall have the sole discretion to elect that each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The Board may exercise its discretion to accelerate the vesting of options whether or not (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or Parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or Parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, except to the extent that the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, whose determination shall be final, binding and conclusive.

          b. In the event of any Corporate Transaction, the Board of Directors shall have sole discretion to elect that all outstanding repurchase rights may also be terminated automatically whether or not those repurchase rights are to be assigned to the successor corporation (or Parent thereof) in connection with such Corporate Transaction.

          c. The Plan Administrator's discretion under Sections 2.3.a. and b. above shall be exercisable either at the time the option is granted or at any time while the option remains outstanding, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction. The Plan Administrator shall also have the discretion to grant options which do not accelerate whether or not such options are assumed (and to provide for repurchase rights that do not terminate whether or not such rights are assigned) in connection with a Corporate Transaction.

          d. If the Board of Directors elects the automatic acceleration of some or all of the outstanding options upon the occurrence of a Corporate Transaction, all such outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) immediately following the consummation of the Corporate Transaction.

          e. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities

                                      -6-

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available for issuance under the Plan following the consummation of such
Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options.

          f. The Plan Administrator shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding prior to a Corporate Transaction, to provide for the automatic acceleration of any options assumed or replaced in a Corporate Transaction that do not otherwise accelerate at that time (and the termination of any of the Corporation's outstanding repurchase rights that do not otherwise terminate at the time of the Corporate Transaction) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination.

          g. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding prior to a Change in Control, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          h. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

          i. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     2.4  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution new options covering the same or different number of shares of Common Stock but with an Exercise Price based on the Fair Market Value per share of Common Stock on the new Grant Date.

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                                  ARTICLE 3.

                                 MISCELLANEOUS
                                 -------------

     3.1  FINANCING

          a. The Plan Administrator may permit any Optionee to pay the option Exercise Price by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option Exercise Price payable for the Purchased Shares plus (ii) any federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

          b. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     3.2  TAX WITHHOLDING

          a. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

          b. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

              (1) Stock Withholding: The election to have the Corporation
                  -----------------
withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

              (2) Stock Delivery.  The election to deliver to the Corporation,
                  --------------
at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     3.3  EFFECTIVE DATE AND TERM OF THE PLAN

          a. The Plan shall become effective on the Plan Effective Date. However, no shares shall be issued under the Plan pursuant to Incentive Options until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months

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after the Plan Effective Date, then all Incentive Options previously granted under this Plan shall automatically convert into Non-Statutory Options.

          b. The Plan shall terminate upon the earliest of (i) ________, (ii) the date on which all shares available for issuance under the Plan shall have been issued, or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options shall continue to have force and effect in accordance with the provisions of the documents evidencing such options.

     3.4  AMENDMENT OF THE PLAN

          a. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options at the time outstanding under the Plan unless each affected Optionee consents to such amendment or modification. In addition, amendments to the Plan shall be subject to approval of the Corporation's stockholders to the extent required by applicable laws or regulations.

          b. Options to purchase shares of Common Stock may be granted under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until there is obtained Board approval (and shareholder approval if required by applicable laws or regulations) of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan.

     3.5  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     3.6  REGULATORY APPROVALS

          a. The implementation of the Plan, the granting of any option under the Plan, and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the options granted under it, and the shares of Common Stock issued pursuant to the Plan.

          b. No shares of Common Stock shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq market, if applicable) on which Common Stock is then listed for trading.


                                      -9-

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     3.7  NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by -each, -to terminate such person's Service at any time for any reason, with or without cause.

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                                   APPENDIX
                                   --------

     The following definitions shall be in effect under the Plan and the Plan
Documents:

I.   Board shall mean the Corporation's Board of Directors.

     1. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common-control with, the Corporation), of beneficial ownership (within the meaning of Rule l3d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, which the Board does not recommend such stockholders to accept, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     2.   Code shall mean the Internal Revenue Code of 1986, as amended.

     3.   Common Stock shall mean the Corporation's common stock.

     4. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

          (ii) the sale, transfer or other disposition of all substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     5. Eligible Director shall mean a non-employee Board member eligible to participate in the Plan.

     6. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     7. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     8. Exercise Price shall mean the exercise price per share as specified in the Stock Option Grant.

     9. Expiration Date shall mean the date on which the option expires as specified in the Stock Option Grant.

     10. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is traded at the time on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is not listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          (iv) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

     11. First Refusal Right shall mean the right granted to the Corporation in Section E of the Stock Option Exercise Notice and Purchase Agreement.

     12. Grant Date shall mean the date on which the option is granted to Optionee as specified in the Stock Option Grant.

     13. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     14. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15 %) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     15. Market Stand Off shall mean the market stand off restriction on disposition of the Purchased Shares as specified in Section F of the Stock Option Exercise Notice and Purchase Agreement.

     16. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

     17.  1933 Act shall mean the Securities Act of 1933, as amended.

     18. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     19. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     20. Optionee shall mean any person to whom an option is granted under Plan.

     21. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Stock Option Grant.

     22. Owner shall mean Option and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

     23. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

     24. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months 6r more.

     25. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death, or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

     26. Plan Administrator shall mean the particular entity, whether the Board or a committee of the Board, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

     27. Plan Documents shall mean the Plan, the Stock Option Grant, Stock Option Agreement and Stock Option Exercise Notice and Purchase Agreement, collectively.

     28. Plan Effective Date shall mean the date on which the Plan was adopted by the Board.

     29. Primary Committee shall mean the committee of two (2) or more non-employee Board members (as defined in the regulations to Section 16 of the 1934 Act) appointed by the Board to administer the Plan with respect to Section 16 Insiders.

     30. Purchased Shares shall mean the shares purchased upon exercise of the Option.

     31. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other charge affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

     32.  Reorganization shall mean any of the following transactions:

          (i) a merger or consolidation in which the Corporation is not the surviving entity;

          (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets;

               (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger; or

               (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

          33. Repurchase Right shall mean the Corporation's right to repurchase Purchased Shares as set forth in Section D of the Stock Option Exercise Notice and Purchase Agreement.

          34.  SEC shall mean the Securities Exchange Commission.

          35. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

          36. Section 12(g) Registration Date shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

          37. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          38. Service shall mean the performance of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent-otherwise specifically provided in the documents evidencing the option grant.

          39. Stock Exchange shall mean either the American Stock Exchange, the New York Stock Exchange, or another regional stock exchange.

          40. Stock Option Exercise Notice and Purchase Agreement shall mean the agreement of said title in substantially the form of Exhibit A to the Stock Option Grant, pursuant to which Optionee gives notice of his intent to exercise the option and Purchase Shares.

          41. Stock Option Grant shall mean the Stock Option Grant document pursuant to which Optionee has been informed of the basic terms of the option evidenced thereby.

          42. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          43. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options in connection with the exercise of those options.

          44. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                                                    Grant No. __

                              dotOne Corporation

                       STOCK OPTION GRANT AND AGREEMENT

                              Stock Option Grant

Optionee:                       ______________

Address:                        ______________

Grant Date:                     ______________

Exercise Price:                 $____ per share

Number of Option Shares:        _______ shares

Hire Date:                      ______________

Expiration Date:                ______________

Type of Option:                 ___ Incentive Option   ___ Non-Statutory Option

Issued Under SEC Rule 701:      ___ Yes                ___ No

Exercise Schedule:  _______________________________________________________

                            Stock Option Agreement

     This Stock Option Agreement ("Agreement") is made ______________, by and between dotOne Corporation, a Utah corporation (the "Corporation") and, ________ Optionee under the Corporation's 1998 Stock Option Plan (the "Plan"). All capitalized terms not defined herein should have the meaning set forth in the Appendix to the Plan.

                                   RECITALS

     A. The Board of Directors has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary, and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

          NOW, THEREFORE, it is hereby agreed as follows:

     1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Stock Option Grant. The Option Shares shall be purchasable from time to time during the option term specified in paragraph 2 below at the Exercise Price.

     2. Option Term. This option shall have a term of six (6) years measured from the Hire Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with paragraph 5 or 6 below.

     3. Limited Transferability. This option shall be neither transferable nor assignable, in whole or in part, by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Stock Option Grant, then this option may also, in connection with Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's immediate family (spouse or children) or to a trust established exclusively for the benefit of one or more such immediate family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     4. Exercisability. This option shall become exercisable for the Option Shares in one or more installments as specified in this Stock Option Grant. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under paragraph 5 or 6 below.

     5. Cessation of Service. The option term specified in Section 2 above shall terminate (and this option shall cease to be outstanding prior to the Expiration Date) should any of the following provisions become applicable:

          a. Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

          b. Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate (or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution) shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (1) the expiration of the twelve (12) month period measured from the date of Optionee's death, or (2) the Expiration Date.

          c. Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then Optionee shall have a period of twelve
(12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

          d. Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

          e. During the limited post-Service exercise period, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such limited post-Service exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent this option is not otherwise exercisable for vested Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

     6.   Special Termination of Option.

          a. In the event of any Corporate Transaction, the Board of Directors may determine, in its sole discretion, that this option shall automatically accelerate so that this option shall, immediately prior to the-effective date of the Corporate Transaction, become fully exercisable for all of the Option Shares as fully-vested shares of Common Stock. The Board may elect to accelerate this option whether or not: (i) this option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or Parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or Parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the Option Shares for which this option is not exercisable at the time of the Corporate Transaction (the excess of the Fair Market Value of those Option Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the Exercise Schedule The determination of-option comparability under clause (i) shall be made by the Board, and its determination shall be final, binding and conclusive.

          b. If the Board elects to accelerate this option pursuant to paragraph 6.a. above, this option shall terminate and cease to be outstanding immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or Parent thereof) in connection with the Corporate Transaction.

          c. If this option is assumed in connection with a Corporate Transaction, then immediately after such Corporate Transaction, this option shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

          d. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option, and (ii) the Exercise Price, in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

     8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price, and become a holder of record of the purchased shares.

     9.   Manner of Exercising Options.

          a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising this option) must take the following actions:

               (1) Execute and deliver to the Corporation a Stock Option Exercise Notice and Purchase Agreement (Exhibit A) for the Option Shares for which the option is exercised.

               (2) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                    (a) Cash or check made payable to the Corporation; or

                    (b) A promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with paragraph 13.

     Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then, upon prior written approval of the Plan Administrator, the Exercise Price may also be paid as follows:

                    (c) In shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued-at Fair Market Value on the Exercise Date; or

                    (d) Through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (1) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (2) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Stock Option Exercise Notice and Purchase Agreement delivered to the Corporation in connection with the option exercise.

          (3) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

          (4) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

          (5) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

          b. As soon as practical after the Exercise Date, the Corporation shall issue to, or, on behalf of Optionee (or any other person or persons exercising this option), a share certificate for the Purchased Shares, with the appropriate legends affixed thereto.

          c. In no event may this option be exercised for any fractional shares.

     10.  Compliance with Laws and Regulations.

          a. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the NASDAQ National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

          b. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

     11. Successors and Assigns. Except to the extent otherwise provided in paragraphs 3 and 6 above, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate.

     12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Stock Option Grant. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

     13. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchase Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

     14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan and the Stock Option Exercise Notice and Purchase Agreement. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

     15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Utah without resort to its conflict-of-laws rules.

     16. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in this Stock Option Grant, the following terms and conditions shall also apply to the grant:

          a. This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (1) more than three (3) months after the date Optionee ceases to be an Employee or in the Service of the Corporation for any reason other than death or Permanent Disability or (2) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Death or Permanent Disability.

          b. No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of any earlier installments of the Common Stock and any other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

          c. Should the Board elect to accelerate the exercisability of this option upon a Corporate Transaction, then this option shall qualify as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become-exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Corporate Transaction, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

          d. Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          e. The grant of this option is subject to approval of the Plan by Corporation's stockholders within twelve (12) months after the adoption of the Plan by the Board. In the event that such stockholder approval is not obtained, then this option shall not qualify as an Incentive Option.

          f. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall cease to qualify as an Incentive Option unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

     IN WITNESS WHEREOF, this Agreement is executed as of the Grant Date first noted above.


                                  dotOne Corporation

                                  By _____________________________________

                                  Title___________________________________


                                ACKNOWLEDGEMENT

     Optionee understands and agrees that the option is granted subject to and in accordance with the terms of the Corporation's 1998 Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the option as set forth in this Agreement. Optionee understands that any Option Shares purchased under the option shall be subject to the terms set forth in the Stock Option Exercise Notice and Purchase Agreement attached hereto as Exhibit A.

     Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit B, and represents that Optionee has read and understands the Plan, and accepts this option subject to all terms and provisions of the Plan and the Plan documents. Optionee hereby agrees to accept as binding, conclusive and final, all decisions and interpretations of the Board of Directors upon any questions arising under the Plan. Optionee acknowledges that there may be adverse tax consequences upon exercise of this option and/or upon disposition of the Shares, and that Optionee should consult a tax advisor prior to such exercise or disposition.

                                  OPTIONEE



                                  ________________________________________
                                  Optionee



                                  ________________________________________
                                  Date

                                   EXHIBIT A
                                   ---------

              STOCK OPTION EXERCISE NOTICE AND PURCHASE AGREEMENT
              ---------------------------------------------------
                              dotOne Corporation

                         STOCK OPTION EXERCISE NOTICE
                            AND PURCHASE AGREEMENT

     This Stock Option Exercise Notice and Purchase Agreement ("Agreement") is made as of this day of ____________, ,19__, by and between dotOne Corporation, a ____________ corporation and ____________, Optionee under the Corporation's 1998 Stock Option Plan (the "Plan"). All capitalized terms used in this Agreement and not defined herein shall have the meaning assigned to them in the Appendix to the Plan.

     A.   EXERCISE OF OPTION

          1. Exercise. Optionee hereby elects to exercise Optionee's option to purchase____________ (________) shares of Common Stock (the "Purchased Shares") of the Corporation, pursuant to that certain option (the "Option") granted Optionee on ____________, 19___ (the "Grant Date") to purchase ____________ shares of Common Stock under the Plan at the exercise price of $________ per share (the "Exercise Price").

          2. Payment. Concurrent with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Stock Option Grant and shall deliver whatever additional documents may be required by the Stock Option Grant as a condition for exercise with respect to the Purchased Shares.

          3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right or the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C, below.

     B.   SECURITIES LAW COMPLIANCE

          1. Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration noted below. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 of the 1933 Act, which exempts certain resales of unrestricted securities, is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act. The Option Shares are being issued under the Act pursuant to (check the applicable box):

               the exemption in Rule 504;
               the exemption in Rule 505;
               the exemption in Rule 506;
               the exemption in Section 4(2);
               a Regulation A Offering Circular, dated ____________; the exemption in Rule 701;
               other:________________________________________________.

          2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

               a. Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

               b. Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

               c. Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (1) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act and applicable state law, or (2) all appropriate action necessary for compliance with the registration requirements of the 1933 Act and applicable state law or any exemption from registration available under the 1933 Act and applicable state law (including Rule 144) has been taken.

     The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement, or, (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

          3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with the following restrictive legends:

               a. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR APPLICABLE STATE LAW. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE U.S.A. IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (2) A 'NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER, OR (3) SATISFACTORY ASSURANCES TO THE CORPORATION THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.

               b. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS, RIGHTS OF FIRST REFUSAL, AND

MARKET STAND-OFF AGREEMENT GRANTED TO THE CORPORATION AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT DATED ____________, 19__, BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE CORPORATION'S PRINCIPAL CORPORATE OFFICES.

     C.   TRANSFER RESTRICTIONS

          1. Restriction on Transfer. Except for any Permitted Transfers, Purchased Shares shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the Repurchase Right, First Refusal Right, or the Market Stand-Off, as set forth in Sections D, E and F below.

          2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right, and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

     D.   REPURCHASE RIGHT

          All of the Purchased Shares acquired by Optionee pursuant to this Stock Option Exercise Notice and Agreement shall be subject to the Repurchase Right set forth in this Section.

          1. Exercise of Repurchase Right. In the event Optionee ceases to be employed by the Corporation (including a Parent or Subsidiary of the Corporation) for any reason, or no reason, with or without cause, or in the event that Optionee is a legatee or personal representative of a deceased or disabled present or former employee (or non-employee director) of the Corporation, the Corporation and/or its assignee(s) shall have the right, at any time within 60 days after (i) the date Optionee ceases to be employed by (or in the Service of) the Corporation (or Parent or Subsidiary of the Corporation), or
(ii) the date on which Optionee acquires the Shares, whichever occurs later, to purchase from Optionee or his personal representative, as the case may be, at the purchase price per share determined in accordance with paragraph D.3. below ("Option Price") up to the number of Purchased Shares acquired hereunder by Optionee.

          2. Notice. Within 30 days following (i) the termination of Optionee's employment (or Service) with the Corporation (or Parent or Subsidiary of the Corporation), or (ii) the date on which Optionee acquires the Purchased Shares, whichever occurs later, the Corporation and/or its assignee(s) shall notify Optionee by written notice whether it wishes to purchase the Purchased Shares pursuant to exercise of the Repurchase Right. If the Corporation and/or its assignee(s) elects to purchase the Purchased Shares hereunder, it shall set a date (within 30 days of the date of such notice) for the closing of the transaction at a place and time specified by the Corporation and/or its assignee(s) in the notice or, at the Corporation's and/or its assignee(s)' option, such closing may be consummated by mail. At such closing, the Corporation and/or its assignee(s) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be delivered to the Corporation and/or its assignee(s) and, if appropriate, shall be cancelled.

          3. Option Price. The Option Price shall be within the range of the following amounts: (i) the Exercise Price as set forth in the Grant or (ii) the then current fair market value per share as shall be determined in good faith by the Corporation's Board of Directors. The determination of which price within that range to be used in any particular instance shall be made by the Corporation's Board of Directors in its sole discretion.

          4. Payment. The Option Price shall be payable, in the discretion of the Corporation and/or its assignee(s) by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Corporation or in cash (by check) or both.

          5.   Recapitalization/Reorganization.

               a. Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are covered by such right at the time.

               b. In the event of a Reorganization, the Repurchase Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are covered by such right at the time.

          6. Termination of Repurchase Right. The Repurchase Right shall terminate upon the earlier to occur of (i) a determination by the Board that a public market exists for the outstanding shares of Common Stock, or (ii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least Ten Million Dollars ($10,000,000).

     E.   FIRST REFUSAL RIGHT

          1. Grant. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares. For purposes of this Section E, the term "transfer" shall --include any sale, assignment, pledge, encumbrance, gift or any other disposition of the Purchased Shares intended to by made by Owner, but shall not include any Permitted Transfer.

          2. Notice of Intended Disposition. In the event any Owner of Purchased Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer are hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the offered purchase price and the identify of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offer would not be in contravention of the provisions set forth in Sections B and C above.

          3. Exercise of the First Refusal Right. The Corporation shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. The Corporation shall exercise such First Refusal Right by delivering written notice of the Corporation's determination to purchase all or any part of the Target Shares (the "Exercise Notice") to Owner prior to the expiration of the thirty (30) day exercise period. If such First Refusal Right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than fifteen (15) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

     Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner agree on such cash value within thirty
(30) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within forty-five
(45) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally 'by Owner and the Corporation. The closing shall then be held on the later of
(a) the fifteenth (15th) business day following delivery of the Exercise Notice or, (b) the fifteenth (15th) business day after such valuation shall have been made.

          4. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the forty-five
(45) day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Sections B and F. The third-party offeror shall acquire the Target Shares free and clear of the First Refusal Right, but the acquired shares shall remain subject to Sections B and F. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30) day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

          5.   Recapitalization/Reorganization

               a. Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are covered by such right at the time.

               b. In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are covered by such right at the time.

          6. Termination of First Refusal Right. The First Refusal Right shall terminate upon the earlier to occur of (i) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock, or
(ii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1993 Act, covering the offer and sale of the Common stock in the aggregate amount of at least ten million dollars ($10,000,000).

          7. Assignment. The Corporation may assign the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

     F.   MARKET STAND-OFF AGREEMENT

          1. Restriction on Transfer. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restrictions (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

          2. Officers and Directors. Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

          3. Additional Shares. Any new, substituted or additional securities which are, by reason of any Recapitalization or Reorganization, distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

          4. Stop Transfer. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

     G.   ESCROW

          1. Escrow. As security for the faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the certificates evidencing the Shares, to deliver such certificates, together with a stock power in the form attached hereto, executed by Optionee (with the date and number of Shares left blank), to the Secretary of the Corporation or its designee ("Escrow Holder"), who is hereby appointed to hold such certificates and stock power in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Corporation agree that Escrow Holder shall not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. The-Escrow Holder may rely upon any letter, notice, or other document executed by any signature purported to be genuine and may rely on advice of counsel and obey any order of any court with respect to the transactions contemplated herein. The Shares shall be released from escrow upon termination of all of the restrictions set forth in Sections D, E, and F above.

     H.   MISCELLANEOUS PROVISIONS

          1. No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason with or without cause.

          2. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days' advance written notice under this paragraph to all other parties to this Agreement.

          3. No Waiver. The failure of the Corporation in any instance to exercise the First Refusal Right shall not constitute a waiver of any other rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          4. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          5. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

          6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah without resort to that State's conflict-of-laws rules.

          7. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                  dotOne Corporation



                                  By:_____________________________________


                                  Title:__________________________________

                                  ________________________________________

                                  _________________________________________
                                  OPTIONEE

                                  Address:________________________________

                                  ________________________________________

                          STOCK POWER-AND- ASSIGNMENT

                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Notice and Agreement dated as of ____________, the undersigned hereby sells, assigns and transfers unto __________________, ____________ shares of the common stock of dotOne Corporation, a Utah corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. delivered herewith, and does hereby irrevocably constitute the Secretary of said corporation as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.

Dated:____________________________  ______________________________________
                                    (Signature)



                                    ______________________________________
                                    (Please Print Name)